Notes Payable - Schedule of Payment Due on Notes Payable (Detail) - Notes Payable $ in Thousands	Dec. 31, 2019 USD ($)
Debt Instrument [Line Items]
2020	$ 7,098
2021	10,654
2022	4,237
Total payments due	21,989
Less: Interest payments, loan discounts and financing costs	(2,162)
Current portion, less loan discounts and financing costs	(5,765)
Notes payable, net of current portion	$ 14,062